                                                                   EXHIBIT 10.17
                                                                   -------------

                                    FORM OF
                              WARRANT CERTIFICATE


     THESE WARRANTS AND ANY SHARES ACQUIRED UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE WARRANTS AND SUCH SHARES AND ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE WARRANTS AND SUCH SHARES MAY NOT BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT CERTIFICATE, AND NO TRANSFER OF THESE WARRANTS OR SUCH SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

     THESE WARRANTS AND ANY SHARES ACQUIRED UPON THE EXERCISE HEREOF ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL THE TERMS AND CONDITIONS OF A CERTAIN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, DATED AS OF JULY 31, 1995, AMONG CAREER EDUCATION CORPORATION AND ITS STOCKHOLDERS, A COPY OF WHICH THE COMPANY WILL FURNISH TO THE HOLDER OF THESE WARRANTS UPON REQUEST AND WITHOUT CHARGE.

     THESE WARRANTS AND THE OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (THE "SUBORDINATION AGREEMENT") DATED AS OF JULY 31, 1995 AMONG CAREER EDUCATION CORPORATION ("COMPANY"), AND THE PROVIDENT BANK, TO THE DEBT (INCLUDING INTEREST) OWED BY THE HOLDERS OF ALL SENIOR INDEBTEDNESS (AS DEFINED IN THE SUBORDINATION AGREEMENT) IN ACCORDANCE WITH THE TERMS THEREOF.


                              WARRANT CERTIFICATE
                 To Purchase Shares of Class D Common Stock of
                         CAREER EDUCATION CORPORATION



No. 1                                                            ______ Warrants


       THIS CERTIFIES THAT, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Electra Investment Trust P.L.C. or its registered assigns (the

  "holder"), is the registered owner of the number of Warrants specified above, each of which Warrants entitles the holder hereof, subject to the adjustment provisions and the conditions and limitations hereinafter set forth, to purchase from CAREER EDUCATION CORPORATION (the "Company"), a corporation organized and existing under the laws of the State of Delaware (the "Company"), one share of the Company's Class D Common Stock, par value $.01 per share (the "Common Stock"), at a purchase price of $.01 per share (the "Exercise Price"). The Warrants shall not be terminable by the Company prior to the Expiration Date. The shares of Common Stock issuable upon exercise of the Warrants (and any other or additional shares, securities or property that may hereafter be issuable upon exercise of the Warrants) are sometimes referred to herein as the "Warrant Shares," and the maximum number of shares so issuable under this Warrant Certificate is sometimes referred to as the "Aggregate Number" (as such number may be increased or decreased, as more fully set forth herein).

       The Warrants shall be void and all rights represented hereby shall cease on the Expiration Date (as defined in Section 10 hereof).

       The Warrants represented hereby are part of an authorized issue of 25,285 Warrants, Warrant Certificates for all of which were originally issued on July 31, 1995 (such originally issued Warrants, or such number thereof as shall from time to time remain unexercised, together with all Penalty Warrants (as defined in the Securities Purchase Agreement (as defined below)) issued pursuant to the provisions of Section 7.1 of the Securities Purchase Agreement, or such number of Penalty Warrants as shall from time to time remain unexercised, being herein collectively called the "Warrants"). The Warrants (other than any such Penalty Warrants) are being issued concurrently with the issuance by the Company of shares of its Series C Preferred Stock pursuant to a Securities Purchase Agreement dated as of July 31, 1995 (the "Securities Purchase Agreement").

       Certain terms used in this Warrant Certificate are defined in Section 10 hereof.

       The Warrants are subject to the following provisions, terms and conditions:

       1.   Exercise; Issue of Certificates; Payment for Shares.
            ---------------------------------------------------

            (a) The rights represented by this Warrant Certificate may be exercised by the holder hereof, in whole or in part (but not as to fractional shares of Common Stock), to purchase a total number of shares equal to 21,492 shares (subject to the adjustments described in Section 5 hereof), less the Earned Amount; provided,
                                                                      --------
  however, that upon the receipt of a notice from the Electra Investors of an
  -------
  occurrence of a Preferred Stock Failure Event under the Securities Purchase Agreement and the exercise by the Electra Investors of their rights under clause (a) of Section 7.1 of the Securities Purchase Agreement, or upon the occurrence of a Triggering Event, the Earned Amount, if any, shall be fixed and finally determined as of the date of the occurrence of such Preferred Stock Failure Event or Triggering Event, as the case may be, and, with respect to any period from and after the March 31 immediately preceding such date, no additional calculations under the definition of the Earned Amount shall be made; provided, further, however, that nothing contained herein is intended to
        --------  -------  -------
  deny the Company the right to receive payment of the Clawback Amount (as defined in Section 4.2(c)(ii)) in accordance with the provisions of Section 4.2.

            (b) The Warrants shall be exercisable by surrendering this Warrant Certificate (with the Exercise Form annexed hereto as Schedule 1 properly completed and executed) to the Company at its principal office specified in
  Section 15, or its then current address, and upon payment to the Company of the Exercise Price for the Warrant Shares being purchased.

            (c) Payment of the Exercise Price may be made, in the sole discretion of the holder, in the form of any of the following: (i) cash, (ii) a check or bank draft in New York Clearing House funds, or (iii) by the surrender of a portion of the Warrants other than that which is then being exercised. For purposes of making payment of the Exercise Price in accordance with the foregoing clause (iii), the portion of any Warrants being surrendered shall be deemed to have a value as determined by a good faith determination of the Board of Directors of the Company. The shares so purchased shall be and shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment made for such shares as aforesaid.

            (d) Certificates for the shares so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding 10 days, after this Warrant Certificate shall have been so exercised, and unless the Warrants have expired, a new Warrant Certificate representing the number of shares, if any, with respect to which this Warrant Certificate shall not then have been exercised or tendered as payment of the Exercise Price as provided in Section 1(c)(iii) above shall also be delivered to the holder hereof within such time. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such Warrant Shares as of the close of business on the date of the surrender of this Warrant Certificate and payment of the Exercise Price as aforesaid.

            (e) Mandatory Exercise Upon Threshold Public Offering.  Concurrently
                -------------------------------------------------
  with the consummation of a Threshold Public Offering, if the shares of Series C Preferred Stock shall have been redeemed in full prior to the Threshold Public Offering or if the shares of Series C Preferred Stock will be paid in full upon the consummation of the Threshold Public Offering, the holder of this Warrant shall be required to exercise this Warrant.

       2.   Shares to be Fully Paid; Reservation of Shares; Listing.  The
            ----------------------------------------------- -------
  Company covenants and agrees that: (a) all Warrant Shares will, upon issuance, be original-issue shares (and not treasury stock) fully paid and nonassessable and free from all taxes, claims, liens, charges and other encumbrances with respect to the issue thereof; (b) without limiting the generality of the foregoing, it will from time to time take all such action as may be required to assure that the par value per share of Common Stock shall at all times be less than or equal to the Exercise Price; (c) during the period within which the rights represented by this Warrant Certificate may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the Warrants a sufficient number of original-issue shares of its Common Stock to provide for the exercise of all the Warrants; (d) upon the exercise of the Warrants represented by this Warrant Certificate, it will, at its expense, promptly notify each securities exchange on which any Common Stock is at the time listed of such issuance, and maintain a listing of all shares of Common Stock from time to time issuable upon the exercise of the Warrants to the extent such shares can be listed.

       3.   Representations and Warranties.  All representations, warranties and
            ------------------------------
  covenants contained in Article 8 of the Securities Purchase Agreement are true and correct as of the date of the Closing (as defined in the Securities Purchase Agreement) and are incorporated herein as if made by the Company to the holders from time to time of the Warrants.

       4.   Put and Other Rights.
            --------------------

            4.1   Put Right.  (a)  On or after the earliest of (i) March 31,
                  ---------
  2001, (ii) the occurrence of a Preferred Stock Failure Event as described in paragraphs 7.1(v) through 7.1(vii) of the Securities Purchase Agreement, or
  (iii) the failure to pay all amounts payable in respect of the redemption of the shares of

  Series C Preferred Stock, including the stated value, dividends, interest, if any, and any costs, fees and expenses covered by Section 11.2 of the Securities Purchase Agreement, in full within 15 days after the acceleration of the redemption date of the shares of Series C Preferred Stock due to a Preferred Stock Failure Event (other than those events specified in clause
  (ii) above) under the Securities Purchase Agreement, but prior to the earlier of (x) the Expiration Date and (y) the occurrence of a Triggering Event, holders of at least 51% of the Warrants then outstanding shall have the right (the "Put"), upon 90 days written notice to the Company, to require the Company, on one occasion, to purchase on the date specified in such notice all or any part of the then outstanding Warrants of such holders, and any additional holders who wish to join such exercise after receipt of the notice provided in the next succeeding sentence, subject to the provisions of Section 4.1(d) below. The Company shall promptly give written notice to all holders of Warrants of the receipt by it of notification of the exercise of the Put provided for in this Section 4.1(a). The purchase price for each tendered Warrant shall be determined as provided in Section 4.1(b) below, and payable as provided in Section 4.1(c) below. If the Company shall not have sufficient surplus to permit it lawfully to purchase the Warrants, the Company shall take such action as it may be lawfully permitted to take to reduce the stated capital of the Company to the extent permitted by law or to authorize such other steps as may be appropriate or necessary in order to enable the Company, if possible, lawfully to purchase such Warrants.

            (b)  Repurchase Price.  (i) The purchase price (the "Repurchase
                 ----------------
  Price") of each Warrant properly tendered to the Company pursuant to Section 4.1(a) shall be equal to the number of Warrant Shares that each Warrant is exercisable for multiplied by the Fair Market Value Per Share calculated as of the date notice of the exercise of such Put is given pursuant to Section 4.1(e).

                 (ii) Fair Market Value Per Share shall be equal to the greater of (A) the common stock book value of the Company, as of the end of the most recently completed fiscal quarter and as reflected on the balance sheet of the Company as of such date, plus the aggregate amount of proceeds to be received
                           ----
  by the Company upon the exercise, conversion and/or exchange of all warrants, options and convertible securities of the Company or other rights to acquire equity of the Company whose exercise price is less than the fair market value of the Common Stock and which are then exercisable or which will become exercisable within twelve (12) months from the date of such determination (the "Exercisable Convertible Securities"), divided by the total number of shares of Common Stock then outstanding on the date of calculation (assuming the conversion, exercise or exchange of all Exercisable Convertible Securities), all determined in accordance with generally accepted accounting principles (GAAP) in the United States applied on a basis consistent with prior years, (B) four (4) times EBITDA of the Company and its Subsidiaries for the most recently completed fiscal year, less
                                                                            ----
  outstanding Debt (as defined in the Securities Purchase Agreement) and non-convertible preferred stock of the Company and its Subsidiaries as of the end of the most recently completed fiscal quarter, plus any discount recorded due
                                                 ----
  to the allocation of value to the Warrants or the Provident Warrant, plus all cash and cash equivalents and marketable securities of the Company and its Subsidiaries as of the end of the most recently completed fiscal quarter, plus
                                                                            ----
  the aggregate amount of proceeds to be received by the Company upon the exercise, conversion and/or exchange of all Exercisable Convertible Securities, divided by the total number of shares of Common Stock then outstanding on the date of calculation (assuming the conversion, exercise or exchange of all Exercisable Convertible Securities), all determined in accordance with generally accepted accounting principles (GAAP) in the United States applied on a basis consistent with prior years, and (C) the Fair Market Value Per Share as determined in good faith by the Board of Directors of the Company; provided, however, that if the holders of the Warrants subject to
           --------  -------
  such Put shall not be satisfied for any reason with the determination of the Board of Directors of the Company, the Fair Market Value Per Share shall be determined in accordance with the following procedures: first, by an
                                                          -----
  investment banking firm selected by holders of 51% of the Warrants which are subject to such Put, which determination shall be made within thirty (30) days after the delivery of the notice of the exercise of the Put, second, if such
                                                               ------
  determination shall not be satisfactory to the Company, as evidenced by a written objection by the Company delivered to the holders of the Warrants subject to such Put within two weeks of receipt by the Company of such determination, the Company shall be entitled to select an investment banking firm which shall make its own determination within thirty (30) days of its appointment, and if such determination shall differ by less than 10% from the determination of the investment banking firm selected by the Company, the Fair Market Value Per Share shall be the average of such determinations and third,
                                                                         -----
  if such determinations shall differ by 10% or more, such investment banking firms shall appoint a third investment banking firm which shall make its own determination within two weeks of its appointment, which determination shall be binding upon the Company and the holders of the Warrants subject to the put. Any and all determinations required to be made by an investment banking firm pursuant to this Section 4.1(b) shall be performed by an investment banking firm experienced in the conduct of corporate valuations and shall be based upon the fair market value of 100% of the Company on a consolidated basis if sold as a going concern, without giving effect to any discount for lack of liquidity of the shares of Common Stock, or to any restrictions upon the conversion of any shares of non-voting common stock into voting common stock, or to the fact that the shares of Common Stock issuable upon exercise of the Warrants being put to the Company represent a minority equity interest in the Company, or to any discount relating to, or reclassification because of, the right of any stockholder, Preferred Stock holder or warrant holder of the Company to sell its shares of Common Stock, Preferred Stock or warrants to the Company, including pursuant to this Put. In addition, in making such determination, the investment banking firm shall assume the conversion, exercise or exchange of all Exercisable Convertible Securities and shall take into account the valuations associated with companies engaged in businesses and with capital structures similar to the Company and such other matters as are relevant to the valuation of the Company.

            Notwithstanding anything herein to the contrary, in determining Fair Market Value Per Share under this Section 4.1(b)(ii), (i) any adverse changes in GAAP from the date of original issuance of this Warrant Certificate shall be disregarded such that any computations shall be made as if the GAAP change had not been implemented, and (ii) any dividends paid or redemptions or repurchases of any of the securities of the Company (other than the Series C Preferred Stock) by the Company within one year of the exercise of the put shall be disregarded and any amounts distributed shall be treated as if such amounts had been retained by the Company. All costs of such determinations shall be borne by the Company.

                 (c)  Payment. Upon surrender of any Warrants in conformity with
                      -------
  the provisions of this Section 4.1, all amounts due to a holder in connection with a Put shall be paid to such holder in immediately available funds on the date specified for payment set forth in the notice (the "Repurchase Date").

                 (d)  Inability To Comply With Put Option. If the Company does
                      -----------------------------------
  not purchase the Warrants within 30 days after the Repurchase Date (the "Grace Period") for any reason whatsoever, or in the event that there has occurred and is continuing an event which would (but for the redemption in full of the shares of Series C Preferred Stock) be a Preferred Stock Failure Event (as defined in the Securities Purchase Agreement) following the exercise of the Put option set forth in Section 4.1(a)(ii), then, in addition to any other remedy under this Warrant, the Securities Purchase Agreement or at law or in equity the holder might have, upon the expiration of the Grace Period, the Company shall remain liable on demand to the holder for the Repurchase

  Price of Warrants which it has failed to repurchase, plus interest thereon at the rate of 12% per annum from the Repurchase Date; provided that there shall
                                                      --------
  be deducted from the outstanding Repurchase Price all amounts received by the holder upon the sale of the Warrants, less an amount equal to the sum of (A) interest on the outstanding Repurchase Price at the rate of 12% per annum from the Repurchase Date to and including the date of sale, and (B) all costs and expenses relating to the sale of the Warrants which is consummated at any time after the Grace Period; provided, further, that upon any such sale of the
                          --------  -------
  Warrants, the Company shall remain liable to the purchaser of the Warrants for interest relating solely to the period in which such purchaser held the Warrants.

                 (e)  Notice.  The Company shall promptly deliver notice of the
                      ------
  exercise of any Put rights to all holders of Warrants which notice shall specify (i) the Warrants subject to purchase, (ii) the Repurchase Date, which date shall be no later than 30 days from the date of determination of the Repurchase Price in accordance with the provisions of Section 4.1(b), and
  (iii) that such holders shall have the right to put their Warrants and require the Company to purchase such Warrants on the specified Repurchase Date.

            4.2  IRR Clawback.  (a) At such time (the "Exit") as EIT sells or
                 ------------
  otherwise disposes of for cash all of the Covered Securities (as defined in
  Section 4.2(b)(iii) below) owned by EIT, whether through the sale of the Company or otherwise, if EIT shall have realized on a cumulative basis an IRR of at least 28% to the date of Exit, EIT shall pay to the Company the Clawback Amount (as defined below); provided, however, that for purposes of this
                             --------  -------
  Section 4.2 the sale or other disposition by EIT to a Permitted Transferee (as defined in the Stockholders Agreement) in accordance with Section 2.6(a) or
  (d) of the Stockholders Agreement shall not be deemed a sale or other disposition. Such payment shall be made at the election of EIT in cash, other securities of the Company, or any combination thereof.

                 (b) Defined Terms. For purposes of this Section 4.2, the
                     -------------
  following terms shall have the meanings specified with respect thereto:

                     (i) "Cash Inflows" shall equal the sum of all payments of dividends on the shares of Series C Preferred Stock made to EIT as a holder of the shares of Series C Preferred Stock, all payments in respect of the redemption of the shares of Series C Preferred Stock made to EIT as a holder of the shares of Series C Preferred Stock, and all cash proceeds received by EIT from any disposition of Covered Securities prior to or at Exit (net of all selling expenses, brokerage commissions and other expenses incurred in such sale), but shall not include the value of any Penalty Warrants issued by the Company to EIT.

                 (ii) "Clawback Amount" shall mean the product of (A) the percentage represented by a fraction, the numerator of which is the difference of (I) the Applicable Percentage multiplied by 9,894 (as such number may be adjusted in accordance with the principles of Section 5), minus (II) the Earned Amount (determined as of such date), such difference multiplied by 50%, and the denominator of which is the Prior Outstanding Number (as defined in
  Section 5(c) below), multiplied by (B) the Enterprise Value (as defined below); provided, however, that in no event shall the payment of the Clawback
          --------  -------
  Amount reduce the IRR of EIT to less than 28%.

                 (iii) "Covered Securities" shall consist of the shares of Series C Preferred Stock and the Warrants originally issued to EIT under the Securities Purchase Agreement, any shares of Common Stock issued upon exercise of such Warrants, and any shares received in a stock split or similar transaction with respect to the Common Stock issued upon exercise of such Warrants.

                 (iv) "Enterprise Value" shall mean, as of the date of determination, the quotient of (x) the difference of (A) Cash Inflows minus
  (B) the sum of all payments of dividends on the shares of Series C Preferred Stock made to EIT, plus all payments in respect of the redemption of the
                     ----
  shares of Series C Preferred Stock made to EIT, plus all cash proceeds
                                                  ----
  received by EIT from any disposition of shares of Series C Preferred Stock prior to or at Exit, divided by (y) the percentage represented by the fraction, (A) the numerator of which is the sum of the number of Warrant Shares sold by EIT plus the number of Warrant Shares which may be issued upon
                     ----
  the exercise of any Warrants sold by EIT, and (B) the denominator of which is the total outstanding shares of Common Stock as of such date (assuming for purposes of such calculation the conversion, exercise or exchange of all Exercisable Convertible Securities).

                 (v) "IRR" shall mean an internal rate of return (compounded annually) which, when used to calculate the net present value as of July 31, 1995 of all Cash Inflows and Cash Outflows, causes such net amount to equal zero. For purposes of the net present value computation, each Cash Inflow and each Cash Outflow specified above shall be deemed to have been received or made on the first day of the month nearest to the actual date of such payment.

                 (vi) "Cash Outflows" shall mean $4,250,000 (representing the amount invested by EIT under the Securities

  Purchase Agreement).

       5.  Adjustments to Aggregate Number.
           -------------------------------

            Under certain conditions, the Aggregate Number is subject to adjustment as set forth herein.

            The Aggregate Number shall be subject to adjustment from time to time as follows and thereafter as adjusted shall be deemed to be the Aggregate Number hereunder.

                 (a) In case at any time or from time to time the Company shall:

                     (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock,

                     (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                     (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or

                     (iv) change the class or classes of stock of the Warrant Shares that are issuable upon a Recapitalization or otherwise, or

                     (v)  consummate a Non-Surviving Combination,
  then the Aggregate Number in effect immediately prior thereto shall be adjusted so that the holder or holders of Warrants shall thereafter be entitled to receive, upon exercise thereof, the number of shares of Common Stock or shares of other stock, securities or property that such holder or holders of Common Stock would have owned or have been entitled to receive after the occurrence of such Recapitalization, Non-Surviving Combination or other event had such Warrants been exercised immediately prior to the occurrence of such event.

                 (b) In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution (collectively, a "Distribution") of:

                     (i)  cash,

                     (ii) any evidences of its indebtedness (other than Convertible Securities), any shares of its

       Capital Stock (other than additional shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever (other than cash), or

                     (iii) any options or warrants or other rights to subscribe for or purchase any of the following: any evidences of its indebtedness (other than Convertible Securities), any shares of its capital stock (other than additional shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever, then the holder or holders of Warrants shall be entitled to receive upon the exercise thereof (or upon exercise of the Put pursuant to Section 4.1 hereof) at any time on or after the taking of such record the number of shares of Common Stock to be received upon exercise of such Warrants determined as stated herein and, in addition and without further payment, the cash (including interest at a rate equal to the T-bill rate in effect from time to time) from the date such cash was paid to the other stockholders through the date of payment to the holders of the Warrants, stock, securities, other property, options, warrants and/or other rights to which such holder or holders would have been entitled by way of the Distribution and subsequent dividends and distributions if such holder or holders (x) had exercised such Warrants immediately prior to such Distribution, and (y) had retained the Distribution in respect of the Common Stock and all subsequent dividends and distributions of any nature whatsoever in respect of any stock or securities paid as dividends and distributions and originating directly or indirectly from such Common Stock. A reclassification of the Common Stock into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this paragraph (b) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such event shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of paragraph (a) of this Section 5.

                 (c) In case at any time or from time to time prior to a Threshold Public Offering the Company shall (except as hereinafter provided) issue or sell any additional shares of Common Stock or securities at a price per share which is (A) less than $36.386, as adjusted by application of the principles set forth in this Section 5, then the Aggregate Number in effect immediately prior thereto shall be adjusted immediately so that the Aggregate Number thereafter shall be an amount equal to the product of (x) the percentage represented by the fraction, the numerator of which is the Aggregate Number in effect immediately prior to such issuance or sale and the denominator of which is the total outstanding shares of Common Stock immediately prior to such issuance or sale (assuming for purposes of such calculation the exercise of all of the Warrants, and the conversion, exercise or exchange of all other securities then outstanding and convertible, exercisable or exchangeable into shares of Common Stock, but not the exercise of options to acquire up to 12,215 shares (as such number may be adjusted in accordance with the terms of the Employee Benefit Plans (as defined in the Securities Purchase Agreement)) of Common Stock granted pursuant to the Employee Benefit Plans (the "Management Plan Shares") (such total number of shares of Common Stock outstanding immediately prior to such issuance or sale, the "Prior Outstanding Number"), and (y) the total number of shares of Common Stock outstanding immediately after such issuance or sale (assuming for purpose of such calculation (i) the exercise of all of the Warrants, and (ii) the conversion, exercise or exchange of all other securities then outstanding convertible, exercisable or exchangeable into shares of Common Stock; but not the exercise of options to acquire the Management Plan Shares) or (B) equal to or in excess of $36.386, as adjusted by application of the principles set forth in this Section 5, but less than the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company, then the Aggregate Number then in effect shall be adjusted immediately so that the Aggregate Number thereafter shall be an amount equal to the product of (x) the fraction, (1) the numerator of which is the Prior Outstanding Number plus the difference between (A) the
                                           ----
  number of shares of Common Stock actually issued or sold in such transaction and (B) the number of shares of Common Stock which the aggregate consideration received by the Company for all such shares of Common Stock issued or sold in such transaction would purchase at the fair market value in effect immediately prior to the issuance or sale of such additional shares of Common Stock, and
  (2) the denominator of which shall be the Prior Outstanding Number, and (y) the Aggregate Number immediately prior to such issuance or sale.

  The provisions of this paragraph (c) shall not apply to any issuance of additional shares of Common Stock for which an adjustment is provided under
  Section 5(a).

                 (d) In case at any time or from time to time prior to a Threshold Public Offering the Company shall (except as hereinafter provided) take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner issue or sell, any warrants or other rights to subscribe for or purchase (x) any shares of Common Stock or (y) any Convertible Securities, whether or not the rights to subscribe, purchase, exchange or convert thereunder are immediately exercisable, at a purchase price per share of Common Stock which is (A) less than $36.386, as adjusted by application of the principles set forth in this
  Section 5, then the Aggregate Number in effect immediately prior thereto shall be adjusted immediately so that the Aggregate Number thereafter shall be an amount equal to the product of (x) the percentage represented by the fraction, the numerator of which is the Aggregate Number in effect immediately prior to such distribution, issuance or sale and the denominator of which is the total outstanding shares of Common Stock immediately prior to such distribution, issuance or sale (assuming for purposes of such calculation the exercise of all of the Warrants, and the conversion, exercise or exchange of all other securities then outstanding and convertible, exercisable or exchangeable into shares of Common Stock, but not the exercise of options to acquire the Management Plan Shares) and (y) the total number of shares of Common Stock outstanding immediately after such issuance or sale (assuming for purposes of such calculation (i) the exercise of all of the Warrants, (ii) the exercise of the warrants or other rights and/or the conversion of the Convertible Securities distributed, issued or sold at such time, and (iii) the conversion, exercise or exchange of all other securities then outstanding convertible, exercisable or exchangeable into shares of Common Stock; but not the exercise of options to acquire the Management Plan Shares) or (B) equal to or in excess of $36.386, as adjusted by application of the principles set forth in this
  Section 5, but less than the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company, then the Aggregate Number then in effect shall be adjusted immediately so that the Aggregate Number thereafter shall be an amount equal to the product of (x) the fraction, (1) the numerator of which is the Prior Outstanding Number plus the
                                                                       ----
  difference between (A) the number of shares of Common Stock issuable upon exercise of such rights or upon exercise or conversion of such Convertible Securities issuable upon exercise of the warrants or other rights actually issued or sold in such transaction and (B) the number of shares of Common Stock which the aggregate consideration received by the Company for all warrants or other rights issued or sold in such transaction, and/or receivable by the Company upon exercise of such warrants or other rights and/or upon exercise or conversion of the Convertible Securities issuable upon exercise of such warrants or other rights, would purchase at the fair market value in effect immediately prior to the issuance or sale of such warrants or other rights, and (2) the denominator of which shall be the Prior Outstanding Number, and (y) the Aggregate Number immediately prior to such issuance or sale.

            Notwithstanding anything in the foregoing, if in connection with the issuance of Permitted Preferred the Company shall issue or sell any warrants or other rights to subscribe for or purchase
  (x) any shares of Common Stock or (y) any Convertible Securities, with respect to which an adjustment of the Aggregate Number pursuant to Section 5(d)(A) would otherwise be required, no adjustment of the Aggregate Number shall be required pursuant hereto if the total number of shares of Common Stock issuable upon exercise of such warrant or right (assuming the conversion of all Convertible Securities received upon such exercise) does not exceed 3.68% of the total outstanding shares of Common Stock at the time of such issuance (assuming for purposes of such calculation the conversion, exercise or exchange of all Exercisable Convertible Securities including the options or rights which are the subject of such issuance) for each $1,000,000 of stated amount of Permitted Preferred issued. If the warrants or rights issued constitute in excess of the percentage set forth above, the Aggregate Number would be adjusted in accordance with Section 5(d)(A). Nothing herein shall prevent the application of Section 5(d)(B) to such issuance, to the extent applicable; provided, that the amount specified in Section 5(d)(B)(1)(B) shall be calculated based upon the aggregate consideration received for the Permitted Preferred and such warrants or rights. In calculating the percentage of warrants or rights issued in connection with any Permitted Preferred, such calculation shall be made without giving effect to any provisions therein which permit the Company to reduce the number of shares issuable pursuant to such warrants or rights or to recover a portion of the warrants or rights originally issued based upon the satisfaction of certain conditions or criteria. In calculating the stated amount of Permitted Preferred issued, the amount of the exercise price of any such warrants or rights (including any amounts payable in connection with the conversion, exercise or exchange of any Convertible Securities issuable upon exercise of such warrants or rights) shall be aggregated with the stated purchase price of the Permitted Preferred.

            The provisions of this paragraph (d) shall not apply to any issuance of additional shares of Common Stock for which an adjustment is provided under
  Section 5(a).

                 (e) In case at any time or from time to time prior to a Threshold Public Offering the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of or shall in any manner issue or sell Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, at an exercise price per share of Common Stock which is (A) less than $36.386, as adjusted by application of the principles set forth in this Section 5, then the Aggregate Number in effect immediately prior thereto shall be adjusted immediately so that the Aggregate Number thereafter shall be an amount equal to the product of (x) the percentage represented by the fraction, the numerator of which is the Aggregate Number in effect prior to such distribution, issuance or sale and the denominator of which is the total outstanding shares of Common Stock immediately before such distribution, issuance or sale (assuming for purposes of such calculation the exercise of all of the Warrants, and the conversion, exercise or exchange of all other securities then outstanding and convertible, exercisable or exchangeable into shares of Common Stock, but not the exercise of options to acquire the Management Plan Shares) and (y) the total number of shares of Common Stock outstanding immediately after such issuance or sale (assuming for purpose of such calculation (i) the exercise of the Warrants, (ii) the conversion of the Convertible Securities distributed, issued or sold at such time, and (iii) the conversion, exercise or exchange of all other securities then outstanding and convertible, exercisable or exchangeable into shares of Common Stock; but not the exercise of options to acquire the Management Plan Shares) or (B) equal to or in excess of $36.386, as adjusted by application of the principles set forth in this Section 5, but less than the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company, then the Aggregate Number then in effect shall be adjusted immediately so that the Aggregate Number thereafter shall be an amo unt equal to the product of (x) the fraction, (1) the numerator of which is the Prior Outstanding Number plus the difference between (A) the number of shares of
                     ----
  Common Stock issuable upon exercise or conversion of such Convertible Securities actually issued or sold in such transaction and (B) the number of shares of Common Stock which the aggregate consideration received by the Company for all such Convertible Securities issued or sold in such transaction and/or receivable by the Company upon exercise or conversion of such Convertible Securities would purchase at the fair market value in effect immediately prior to the issuance or sale of such Convertible Securities, and
  (2) the denominator of which shall be the Prior Outstanding Number, and (y) the Aggregate Number immediately prior to such issuance or sale.

  No adjustment of the Aggregate Number shall be made under this Section 5(e) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights if an adjustment shall previously have been made.

                 (f) In case at any time or from time to time the Company desires to issue or sell any shares of Common Stock or Convertible Securities, or options, rights or warrants to subscribe for or purchase Common Stock or Convertible Securities, as contemplated by subparagraphs (c), (d) or (e) above (other than (A) in a registered public offering (i.e., an underwritten
                                                   ----
  public offering and sale for cash by the Company of securities of the Company to an underwriter(s) pursuant to a binding underwriting agreement and the registration statement has been declared effective by the Commission) or (B) pursuant to the exercise of options to acquire the Management Plan Shares), each holder of the Warrants shall have the right to purchase a portion of such securities as provided in accordance with the terms and conditions of that certain Amended and Restated Stockholders Agreement, dated as of July 31, 1995, among the Corporation and its stockholders (the "Stockholders Agreement").

                 (g) The following provisions shall be applicable to the making of adjustments of the Aggregate Number hereinbefore provided for in this
  Section 5:

                     (i) The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof for the purposes of this Section 5.

                     (ii) The adjustments required by the preceding paragraphs of this Section 5 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except as expressly provided herein. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                     (iii) In computing adjustments under this Section 5 fractional interests in Common Stock shall be taken into account to the nearest one-thousandth (.001) of a share and shall be aggregated until they equal one whole share.

                     (iv) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend, distribution, warrants or subscription or purchase rights under Sections 5(a) through 5(e) hereof, but abandon its plan to pay or deliver such dividend, distribution, warrants, subscription or purchase rights, then no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                     (v) Notwithstanding anything herein to the contrary, no adjustment shall be made to the Aggregate Number as a result of the issuance of the Management Plan Shares or the issuance of the options to acquire the Management Plan Shares.

                     (vi) Upon the expiration or termination of any of the warrants or other rights or options referred to in Section 5(d) above or the Convertible Securities referred to in Section 5(e) above, the Aggregate Number after the expiration or termination of any such warrants, rights, options or Convertible Securities, the issuance of which caused an adjustment to the Aggregate Number, shall be readjusted to such Aggregate Number as would have been obtained had the adjustment made upon the issuance of such warrants, rights, options or Convertible Securities, been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such warrants, options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities and subsequent conversion or exchange thereof. Upon the cancellation, expiration or termination of the Provident Warrant or any options issued under the Larson Supplemental Option Agreement, or in either case any portion thereof (other than in connection with the redemption, or the payment of or parting by the Company with consideration in connection with the cancellation, expiration or termination, of the Provident Warrant or any options issued under the Larson Supplemental Option Agreement, or in either case any portion thereof), the Aggregate Number after such expiration or termination shall be adjusted to an Aggregate Number as would have been in effect if such Provident Warrant or options issued under the Larson Supplemental Option Agreement (or such applicable portion) had not been issued. For purposes of this Section 5, the vesting, from time to time, of any options under the terms of the Larson Option Agreement and the Dowdell Option Agreement shall be deemed to be an issuance of options to Larson and/or Dowdell, as the case may be, as of the date of such vesting.

                     (vii) For the purposes of such Sections 5(c), (d) and (e), the determination of fair market value shall be made by the Board of Directors of the Company, with a majority of independent directors voting in favor thereof; provided that, for purposes hereof no director who is an Affiliate of a Significant Holder or a stockholder of the Company shall be deemed to be independent. If a determination of fair market value cannot be agreed upon as aforesaid, the fair market value shall be determined in accordance with Section 4.1(b)(ii)(C) hereof, without regard to references to Puts included therein. In addition, for purposes of Sections 5(c), (d) and (e) hereof, the date as of which the applicable fair market value per share shall be computed shall be as close to the date of actual issuance of such additional shares of Common Stock, warrants or

       Convertible Securities, as practical.

                     (viii) The consideration for any additional shares of Common Stock issuable pursuant to any options, warrants or other rights to subscribe for or purchase the same shall be the consideration received or receivable by the Company for issuing such options, warrants or other rights, plus the additional consideration payable to the Company upon the exercise of such options, warrants or other rights. The consideration for any additional shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received or receivable by the Company for issuing any options, warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion, exercise or exchange of such Convertible Securities. In case of the issuance at any time of any additional shares of Common Stock or Convertible Securities in payment or satisfaction of any dividend upon any class of stock other than Common Stock, the Company shall be deemed to have received for such additional shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                     (h) (i) If any event occurs as to which the other provisions of this Section 5 are not strictly applicable but the lack of any provision for the exercise of the rights of a holder or holders of Warrants would not fairly protect the purchase rights of such holder or holders of Warrants in accordance with the essential intent and principles of such provisions, or, if strictly applicable, would not fairly protect the conversion rights of the holder or holders of Warrants in accordance with the essential intent and principles of such provisions, then the Company shall appoint a firm of independent certified public accountants in the United States (which may be the regular auditors of the Company) of recognized national standing in the United States reasonably satisfactory to the Significant Holders, which shall give their opinion as to the adjustments, if any, necessary to preserve, without dilution, on a basis consistent with the essential intent and principles established in the other provisions of this
  Section 5, the exercise rights of the holders of Warrants. Upon receipt of such opinion, the Company shall forthwith make the adjustments described therein.

                         (ii) In the case of a Non-Surviving Combination or Recapitalization contemplated by Section 5(a)(v) hereof, appropriate adjustments (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 5 with respect to the rights and interests thereafter of the holders of the Warrant, to the end that the provisions of this Section 5 shall thereafter be applicable, as nearly as reasonable, in relation to any shares of stock, securities or other property thereafter deliverable upon exercise of the Warrant.

                     (i) Within 45 days after the end of each fiscal quarter during which an event occurred that resulted in an adjustment pursuant to this
  Section 5, and at any time upon the request of any holder of Warrants, the Company shall cause to be promptly mailed to each holder of Warrants by first-class mail, postage prepaid, notice of each adjustment or adjustments to the Aggregate Number effected since the date of the last such notice and a certificate of the Company's Chief Financial Officer or, in the case of any such notice delivered within 45 days after the end of a fiscal year, a firm of independent public accountants in the United States selected by the Company and reasonably acceptable to the Significant Holder(s) (who may be the regular accountants employed by the Company), in each case, setting forth the Aggregate Number after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made. The fees and expenses of such accountants shall be paid by the Company.

                     (j) The occurrence of a single event shall not trigger an adjustment of the Aggregate Number under more than one paragraph of this
  Section 5.

       6.  Taxes on Conversion.  The issuance of certificates for Warrant Shares
           -------------------
  upon the exercise of the Warrants shall be made without charge to the holder exercising any such Warrant for any issue or stamp tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holder; provided, however, that the Company shall not be required to pay any tax that
  --------  -------
  may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder, and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

       7.  Limitation of Liability.  No provision hereof in the absence of the
           -----------------------
  exercise of the Warrants by the holder and no enumeration herein of the rights or privileges of the holder shall give rise to any liability on the part of the holder for the Exercise Price of the Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by any creditor of the Company.

       8.  Closing of Books.  The Company will at no time close its transfer
           ----------------
  books against the transfer of any Warrant or of any shares of Common Stock issued or issuable upon the exercise of any Warrant in any manner that interferes with the timely exercise of the Warrants. The Company shall deem and treat the registered holder of this Warrant as the absolute owner thereof for all purposes, including without limitation for the purpose of exercise thereof. The Company agrees that, upon exercise of this Warrant in accordance with the terms hereof (including receipt by the Company of payment of the aggregate Exercise Price), the shares so purchased shall be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised and the holder of this Warrant shall be deemed for all purposes a stockholder of the Company with respect to such shares as though the certificate for such shares had been issued on the date of such exercise.

       9.  Restrictions on Transfer.
           ------------------------

           (a) Transfer in Accordance with Securities Laws; Restrictive
               --------------------------------------------------------
  Legends.  Any transfer of these Warrants or any Warrant Shares may only be
  -------
  made in compliance with the Securities Act and applicable state securities laws or pursuant to an exemption therefrom and any transferee shall acquire the Warrants and/or Warrant Shares subject to all of the terms and conditions of this Warrant Certificate. Each certificate for any Warrant Shares issued upon the exercise of any Warrant, and each stock certificate issued upon the transfer of any such Warrant Shares (except as otherwise permitted by this Section 9) shall be stamped or otherwise imprinted with a legend in substantially the following form:

           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT CERTIFICATE, AND NO TRANSFER OF THESE SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

           Each Warrant Certificate issued in substitution for any Warrant Certificate pursuant to Section 11, 12 or 13 hereof and each Warrant Certificate issued upon the transfer of any Warrant (except as otherwise permitted by this Section 9) shall be stamped or otherwise imprinted with a legend in substantially the following form:

           THESE WARRANTS AND ANY SHARES ACQUIRED UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE WARRANTS AND SUCH SHARES AND ANY INTEREST OR PARTICIPATION THEREIN MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE WARRANTS AND SUCH SHARES MAY NOT BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT CERTIFICATE, AND NO TRANSFER OF THESE WARRANTS OR SUCH SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

           (b) Termination of Restrictions.  The restrictions imposed by this
               ---------------------------
  Section 9 upon the transferability of Warrants and Warrant Shares shall cease and terminate as to any particular Warrants or Warrant Shares, (a) when such securities shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities, or (b) when in the reasonable opinion of counsel for the Company or upon the written opinion of counsel for the holder thereof reasonably acceptable to the Company such restrictions are no longer required in order to comply with the Securities Act. Whenever such restrictions shall terminate as to any Warrants or Warrant Shares, the holder thereof shall be entitled to receive from the Company, without expense, new certificates of like tenor not bearing the restrictive legends set forth in Section 9(a).

       10. Definitions.  As used in this Warrant Certificate, unless the
           -----------
  context otherwise requires, the following terms have the following respective meanings:

           Aggregate Number:  as set forth in the first paragraph of the
           ----------------
       Warrant Certificate and as may be adjusted pursuant to Section 5.

           Applicable Percentage:  shall mean the percentage represented by the
           ---------------------
       fraction, the numerator of which is the Aggregate Number and the denominator of which is 25,285 (as such number may be adjusted in accordance with the principles of Section 5).

           Capital Stock:  shall mean any and all shares, in-
           -------------
       terests, rights to purchase, warrants, options, participations or other equivalents of or interest in (however designated) corporate stock.

           Commission:  the United States Securities and Exchange Commission
           ----------
       and any other similar or successor agency of the United States federal government administering the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

           Common Stock:  the shares of Common Stock, par value $.01 per share,
           ------------
       of the Company, currently provided for in the Certificate of Incorporation of the Company, and including, for all purposes hereunder, any other capital stock of the Company into which such shares of Common Stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, such Common Stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or like events.

           Company:  Career Education Corporation, a Delaware corporation, and
           -------
       its successors and assigns.

           Convertible Securities:  securities convertible into or exchangeable
           ----------------------
       for Common Stock.

           Disposition:  any transaction or series of related transactions
           -----------
       (other than a Non-Surviving Combination) if, after giving effect to such transaction, any one or more Unrelated Persons beneficially own, directly or indirectly, in the aggregate 50% or more of the Common Stock on a fully diluted basis (without giving effect to any Warrant Shares purchased or purchasable), outstanding as of the date of computation.

           Distribution:  shall have the meaning specified in Section 5(b).
           ------------

           Dowdell Option Agreement:  shall mean that certain Dowdell Option
           ------------------------
       Agreement, dated as of January 31, 1994, between the Company and Robert
       E. Dowdell ("Dowdell"), as such agreement may be amended from time to time.

           EAI:  shall mean, collectively, Electra Associates, Inc., a Delaware
           ---
       corporation, and its successors and assigns.

           Earned Amount:  shall mean the aggregate of the following: (i) with
           -------------
       respect to each of the twelve-month periods ending ending March 31, 1997 or March 31, 1998, considered individually, if the Company shall have met or exceeded the applicable EBITDA Target for such period, the Company shall automatically be deemed to have earned back the product of (w) the Applicable Percentage and (x) 1,649 (as such number may be adjusted in accordance with the principles of Section 5) Warrants, and if the Company shall not have met or exceeded the applicable EBITDA Target for such period but shall have achieved at least 80% of the EBITDA Target for such period and the Company shall have met or exceeded the applicable EBITDA Target for the next succeeding twelve-month period, the Company shall automatically be deemed to have earned back the product of (y) the Applicable Percentage and (z) 824.5 (as such number may be adjusted in accordance with the principles of Section 5) Warrants, for such period, (ii) with respect to each of the twelve-month periods ending ending March 31, 1999, March 31, 2000 or March 31, 2001, considered individually, if the Company shall have met or exceeded the applicable EBITDA Targets for such period, the Company shall automatically be deemed to have earned back the product of (w) the Applicable Percentage and (x) 2199 (as such number may be adjusted in accordance with the principles of Section 5) Warrants, and if the Company shall not have met or exceeded the applicable EBITDA Target for such period but shall have achieved at least 80% of the EBITDA Target for such period and the Company shall have met or exceeded the applicable EBITDA Target for the next succeeding twelve-month period, the Company shall automatically be deemed to have earned back the product of (y) the Applicable Percentage and (z) 1099.5 (as such number may be adjusted in accordance with the principles of Section 5) Warrants, for such period; and (iii) if the Company shall have met or exceeded the EBITDA Target for the twelve-month period ending March 31, 2001, and the Company shall have achieved at least 75% of the cumulative EBITDA Target for the five year period ending March 31, 2001, then, subject to the immediately following proviso, the Company shall automatically be deemed to have earned back 50% of the Warrants that the Company would have earned back in any year in which it failed to do so had it met the applicable EBITDA Target for such year; provided, however, that the maximum amount of Warrants which
                  --------  -------
       the Company shall be entitled to earn back (including pursuant to the operation of Section 4.2) shall be the product of (w) the Applicable Percentage and (x) 9,894 (as such number may be adjusted in accordance with the principles of Section 5) Warrants.

           EBITDA:  shall mean for any period, the following, each calculated
           ------
       on a consolidated basis for such period: (a) Net Income (without deduction of income and franchise taxes), plus (b) Interest Expenses paid or accrued, plus (c) amortization and depreciation deducted in determining Net Income, plus (d) non-cash charges arising from changes in non-current assets and non-current liabilities, plus (e) to the extent reflected in Net Income for such period, the fees, charges or expenses paid or accrued in respect of the Warrants.

           EBITDA Targets:  shall mean $6,000,000 for the twelve-month period
           --------------
       ending March 31, 1997; $9,500,000 for the twelve-month period ending March 31, 1998; $13,500,000 for the twelve-month period ending March 31, 1999; $16,000,000 for the twelve-month period ending March 31, 2000; and $17,500,000 for the twelve-month period ending March 31, 2001.

           EIT:  shall mean, collectively, Electra Investment Trust P.L.C., a
           ---
       corporation organized under the laws of England and Wales, and its successors and assigns.

           Electra Investors:  shall mean, collectively, EIT and EAI.
           -----------------

           Exchange Act:  shall mean the Securities Exchange Act of 1934, as
           ------------
       amended from time to time, and any successor statute or law thereto.

           Expiration Date:  July 31, 2005.
           ---------------

           Interest Expenses:  shall mean, without duplication, for any period,
           -----------------
       the following, each calculated for such period: (a) interest expenses deducted in the determination of Net Income (excluding in the case of the Company (i) the amortization of fees, costs and expenses with respect to the transactions contemplated hereunder or under the Senior Loan Agreement (as defined in the Securities Purchase Agreement); (ii) interest paid in kind and (iii) the amortization of any "original issue discount" transaction costs); less (b) interest income included in the
                                     ----
       determination of Net Income.

           Larson Option Agreement:  shall mean that certain Larson Option
           -----------------------
       Agreement, dated as of January 31, 1994, between the Company and John M. Larson ("Larson"), as such agreement may be amended from time to time.

           Larson Supplemental Option Agreement:  shall mean that certain
           ------------------------------------
       Larson Supplemental Option Agreement, dated as of July 31, 1995, between the Company and Larson, as such agreement may be amended from time to time.

           Net Income:  shall mean, with respect to any Person and for any
           ----------
       period, such Person's net income (or loss) after income and franchise taxes determined in conformity with generally accepted accounting principles, but excluding: (a) the income of any unconsolidated entity in which such Person has an ownership interest, unless such income is received by such Person in a cash distribution; (b) after-tax gains or losses from sales or other dispositions of assets outside of the ordinary course of business; and (c) to the extent not included in clauses (a) and
       (b) above, any after-tax extraordinary or non-recurring non-cash gains or losses.

           Non-Surviving Combination:  any merger, consolidation or other
           -------------------------
       business combination of the Company with or into one or more Persons in which the Person other than the Company is the survivor, or a sale of all or a substantial part of the assets of the Company (whether held directly by the Company or through a subsidiary of the Company) to one or more such other Persons (including but not limited to a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company); provided that if any such merger, consolidation or other business combination or sale of assets, in which the holders of Common Stock receive cash or non-cash consideration, is structured in the form of a reverse subsidiary merger so that the Company is the surviving entity, such transaction shall nevertheless be deemed to be a Non-Surviving Combination.

           Permitted Preferred:  preferred stock of the Company with the
           -------------------
       following characteristics: (a) a dividend rate (including for this purpose any original issue discount) not to exceed the greater of 12.5% or 400 basis points above the then current yield for 10-year treasury notes; (b) a redemption date not earlier than the later of five years from the date of issuance or three (3) months after the mandatory redemption date for the Series C Preferred Stock and no right to require prepayment prior to July 31, 2003; (c) no right to convert into Common Stock or other Convertible Securities; (d) no right to receive any additional dividends based on income or earnings and not otherwise entitled to any success fees, termination fees or other fees or charges (other than stated dividends, closing fees and reasonable management fees); and (e) junior with respect to dividends and upon liquidation to the Series C Preferred Stock.

           Person:  an individual, corporation, partnership, trust or
           ------
       unincorporated organization, or other legal entity, or a government or any agency or political subdivision thereof.

            Provident:  The Provident Bank, and its successors and assigns.
            ---------

            Provident Warrant:  the warrant to purchase Class D Common Stock of
            -----------------
       the Company issued to Provident pursuant to the Provident Warrant Agreement.

            Provident Warrant Agreement:  the Warrant Agreement dated as of July
            ---------------------------
       31, 1995 between the Company and Provident.

            Recapitalization:  any reorganization or recapitalization or other
            ----------------
       change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value).

            Securities Act:  the Securities Act of 1933, as amended, from time
            --------------
       to time, and any successor statute or law thereto.

            Securities Purchase Agreement:  the Securities Purchase Agreement,
            -----------------------------
       dated as of July 31, 1995, among the Company and the purchasers named therein.

            Significant Holder:  any holder holding at least 25% of the
            ------------------
       outstanding Warrants and Warrant Shares (it being understood that two or more investment funds which have the same investment manager shall be treated as one holder for this purpose). Any approval or consent of the Significant Holders required or given hereunder shall be deemed given if the holders of a majority of the Warrants and Warrant Shares then outstanding held by all Significant Holders give such approval or consent.

            Threshold Public Offering:  shall mean an initial underwritten
            -------------------------
       public offering and sale for cash by the Company of the Common Stock of the Company to an underwriter or underwriters pursuant to a "firm commitment" underwriting agreement and a registration statement declared effective by the Commission under the Securities Act of 1933, as amended, in which (i) the minimum equity valuation of the Company is $45,000,000 before December 31, 1999 and $55,000,000 thereafter, and (ii) the Company receives gross proceeds of at least $20,000,000. The valuation of the Company will be determined by dividing the dollar amount raised in such public offering on a gross basis by the percentage of equity in the Company sold in such public offering on a fully-diluted basis, taking into account all shares outstanding, and all warrants, options and convertible securities or other rights to acquire equity of the Company. A Threshold Public Offering shall be deemed consummated upon the first sale of Common Stock under the related registration statement. A Threshold Public Offering shall not include the registration of an offer and sale of the Common Stock (i) to the employees of or other persons providing services to the Corporation pursuant to an employee benefit or similar benefit plan registered on Form S-8 or a successor form or (ii) relating to a merger, acquisition or other transaction of the type described in Rule 145 or a successor rule registered on Form S-4 or a successor form.

            Triggering Event:  shall mean (i) a Disposition or Non-Surviving
            ----------------
       Combination or the sale of all or substantially all of the stock of the Company or (ii) the occurrence of a Threshold Public Offering.

            Unrelated Person:  any Person other than (i) a Person that, on the
            ----------------
       date of this Agreement, owns, directly or indirectly, any shares of any class of common stock of the Company, and (ii) an Affiliate of a Person specified in clause (i).

            Warrants: as set forth in the first paragraph of this Warrant
            --------
       Certificate.

            Warrant Shares:  as set forth in the first paragraph of this Warrant
            --------------
       Certificate.

       11.  Warrants Transferable.  These Warrants are issued as Warrants for
            ---------------------
  which there is a register maintained by the Company. Subject to the provisions of Section 9 and applicable securities laws, the transfer of any Warrant and all rights hereunder, in whole or in part, is registerable at the office or agency of the Company referred to in Section 1 hereof by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant Certificate with a properly completed Form of Assignment in the form annexed hereto as Schedule 2. Each taker and holder of any Warrant, by taking
                    ----------
  or holding the same, consents and agrees that this Warrant Certificate, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant Certificate shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant Certificate, or to the registration of transfer hereof on the books of the Company; and until due presentment for registration of transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes, and the Company shall not be affected by notice to the contrary.

       12.  Warrant Certificates Exchangeable for Different
            -----------------------------------------------

Denominations.  This Warrant Certificate is exchangeable, upon the surrender
--------------
hereof by the holder hereof at such office or agency of the Company, for new Warrant Certificates of like tenor representing in the aggregate the right to purchase the number of shares that may be purchased hereunder, each of such new Warrant Certificates to represent the right to purchase such number of shares as shall be designated by said holder at the time of such surrender.

       13.  Replacement of Warrant Certificates.  Upon receipt of evidence
            -----------------------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity bond (or, in the case of the original holder hereof or any substantial financial institution to which any Warrants represented by this Warrant Certificate may be transferred, an unsecured indemnity agreement) reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant Certificate, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

       14.  Certificate Rights and Obligations Survive Exercise of Warrants.
            ---------------------------------------------------------------
The rights and obligations of the Company contained in this Warrant Certificate shall survive the exercise or repurchase of any or all of the Warrants to the extent that such survival is necessary to give effect to a provision hereof.

       15.  Notices.  All notices, requests and other communications required or
            -------
permitted to be given or delivered to the holders of Warrants shall be in writing, and shall be delivered by hand, first class mail (certified or registered mail, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to each holder at the address shown on such holder's Warrant Certificate, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests and other communications required or permitted to be given or delivered to the Company shall be in writing, and shall be delivered by hand, first class mail (certified or registered mail, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the office of the Company at 2400 North Barrington, Suite 400, Hoffman Estates, Illinois 60195,
Attention: John M. Larson, with a copy to: D'Ancona and Pflaum, 30 North LaSalle Street, Suite 2900, Chicago, Illinois 60602, Attention: Michel H. Feldman, Esq., and with a copy to Heller Equity Capital Corp., 500 West Monroe Street, Chicago, Illinois 60661, Attention: Todd H. Steele. Any such notice, request or other communication sent by telecopy or telex shall in such case be subsequently confirmed by a writing delivered or sent by certified or registered mail as provided above. All notices shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a telecopy or telex) any officer or employee of the person entitled to receive such notice at the address of such person for purposes of this Section 15, or, if mailed, at the completion of the third full day following the time of such mailing thereof to such address, as the case may be.

       16.  Amendments.  Neither this Warrant Certificate nor any term or
            ----------
provision may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, provided that any change or waiver of any term or provision hereof, and any consent or direction given hereunder by the holders may be effected by the holders of 51% in interest of the Warrants then outstanding, except that no change or waiver that would (i) increase the Exercise Price of any Warrant, reduce the Aggregate Number, or change or waive any of the provisions of Section 4.1 with respect to Put rights shall be effective as to any holder of a Warrant without the consent of such holder, or (ii) change or waive any of the provisions of this Section with respect to the requisite persons required to effect any change, waiver or amendment of a particular Section of this Warrant Certificate shall be effective without the consent of such requisite persons.

       17.  Remedies.  The Company stipulates that remedies at law of the holder
            --------
of this Warrant Certificate in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant Certificate are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof of otherwise. If any default under the terms of this Warrant Certificate shall occur and be continuing, the holders of the Warrants may proceed to protect and enforce their rights under this Warrant Certificate and the Securities Purchase Agreement by exercising such remedies as are available to such holders in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Warrant Certificate or the Securities Purchase Agreement or in aid of the exercise of any power granted in this Warrant Certificate or the Securities Purchase Agreement. No remedy conferred in this Warrant Certificate or the Securities Purchase Agreement upon the holder of any Warrants is intended to be exclusive of any other remedy available to such holder, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

       18.  Governing Law.  THIS WARRANT CERTIFICATE HAS BEEN EXECUTED AND
            -------------
DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK. THIS WARRANT CERTIFICATE AND THE RIGHTS GRANTED HEREIN SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW RULES OR PRINCIPLES). ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST THE COMPANY WITH RESPECT TO THIS WARRANT CERTIFICATE OR ANY RELATED AGREEMENT SHALL BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS WARRANT CERTIFICATE, THE COMPANY ACCEPTS THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS WARRANT. IF ANY ACTION IS COMMENCED IN ANY OTHER JURISDICTION THE PARTIES HERETO HEREBY CONSENT TO THE REMOVAL OF SUCH ACTION TO THE SOUTHERN DISTRICT OF NEW YORK. THE COMPANY HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM, AS THE DESIGNEE, APPOINTEE AND AGENT, OF THE COMPANY TO RECEIVE, FOR AND ON BEHALF OF THE COMPANY, SERVICE OF PROCESS IN THE ABOVE DESCRIBED JURISDICTION IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS WARRANT, THE WARRANT SHARES OR THE RIGHTS AND OBLIGATIONS HEREUNDER OR THEREUNDER AND SUCH SERVICE SHALL BE DEEMED COMPLETED UPON DELIVERY THEREOF TO SUCH AGENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY MAIL TO THE COMPANY AT ITS ADDRESS SET FORTH IN SECTION 15 HEREOF, BUT THE FAILURE OF THE COMPANY TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE HOLDERS OF THE WARRANTS OR THE WARRANT SHARES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR COMMENCE LEGAL PROCEEDINGS IN OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

       19.  WAIVER OF JURY TRIAL.  THE COMPANY AND THE HOLDER OF THIS WARRANT
            --------------------
HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS WARRANT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THE RELATIONSHIP THAT IS BEING ESTABLISHED HEREUNDER. THE COMPANY AND THE HOLDER OF THIS WARRANT ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE OTHER PARTIES. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT

MATTER OF THIS WARRANT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE COMPANY AND THE HOLDER OF THIS WARRANT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS WARRANT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE COMPANY AND THE HOLDER OF THIS WARRANT FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS WARRANT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

       20.  Withholding Taxes.  (a)  The Company covenants that it will not
            -----------------
withhold United States withholding taxes from payments to be made to holders of Warrants if such holders (i) are corporations organized under the laws of a jurisdiction outside the United States or are otherwise persons not resident in the United States for United States federal income tax purposes, and (ii) provide the Company, upon the Company's reasonable request, with Internal Revenue Service Form W-8, Form 4224, Form 1001 or other applicable form, certificate or document prescribed by the Internal Revenue Service certifying as to such holders' entitlement to an exemption from any such withholding requirements.

            (b) The Company further covenants that it will not withhold United States withholding taxes from payments to be made to holders of Warrants in excess of an applicable treaty rate under an income tax treaty between the United States and the holders' country of tax residence if such holders (i) are corporations organized under the laws of a jurisdiction outside the United States or are otherwise persons not resident in the United States for United States federal income tax purposes, and (ii) provide the Company, upon the Company's reasonable request, with Internal Revenue Service Form 1001 or other applicable form, certificate or document prescribed by the Internal Revenue Service certifying as to such holders' entitlement to a reduced rate of withholding under any such withholding requirements.

            (c) Neither Section 20(a) nor Section 20(b) shall require the Company to apply an exemption or reduced rate of withholding during any period when it shall have received notice or has actual knowledge that the residence information previously provided on any applicable form, certificate or document is in-correct and no corrected form, certificate or document as applicable has been provided to the Company.

       IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed as a deed by its duly authorized officer and this Warrant Certificate to be dated July 31, 1995.


                            CAREER EDUCATION CORPORATION


                            By:___________________________
                               Name:
                               Title:

                                                                      SCHEDULE 1
                                                                      ----------

                                 EXERCISE FORM


[To be executed only upon exercise of Warrant]


To:  CAREER EDUCATION CORPORATION


       The undersigned irrevocably exercises ______________ of the Warrants for the purchase of one share (subject to adjustment) of Class D Common Stock, par value $.01 per share, of Career Education Corporation (the "Company") for each Warrant represented by the within Warrant Certificate and herewith makes payment of $____ (such payment being in cash or by check or bank draft in immediately available funds payable to the order of the Company or by the surrender of a portion of the Warrants other than that which is being exercised), all at the exercise price and on the terms and conditions specified in the within Warrant Certificate, surrenders the within Warrant Certificate and all right, title and interest therein (except as to any unexercised Warrants) to the Company and directs that the shares of Class D Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.


Date:______________


                                   _______________________________
                                   (Signature of Owner)


                                   _______________________________
                                   (Street Address)


                                   _______________________________
                                   (City)  (State)  (Zip Code)

_________________

(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                                                                      SCHEDULE 2
                                                                      ----------

                              FORM OF ASSIGNMENT

       FOR VALUE RECEIVED the undersigned registered Holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:

                                    Social securi-
                                    ty or other
                                    identifying
  Names of                          number of          Number of
  Assignees            Address      Assignee(s)        Warrants
  ---------            -------      -----------        --------

and does hereby irrevocably constitute and appoint ______________ the undersigned's attorney to make such transfer on the books of Career Education Corporation maintained for that purpose, with full power of substitution in the premises.

Dated: ______________

                                        _______________________________ (1)
                                          (Signature of Owner)


                                        _______________________________
                                          (Street Address)


                                        _______________________________
                                          (City)  (State)  (Zip Code)


_____________________

(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.